                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 28, 2005
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                              EMPIRE RESORTS, INC.
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             (Exact name of registrant as specified in its charter)

    Delaware                              001-12522              13-3714474
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(State or other jurisdiction             (Commission         (IRS Employer
 of incorporation)                       File Number)        Identification No.)

c/o Monticello Raceway, Route 17B, Monticello, NY                   12701
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    (Address of principal executive offices)                      (zip code)

Registrant's telephone number, including area code: (845) 794-4100
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                                      N/A
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         (Former name or former address, if changed since last report.)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     / / Written  communications  pursuant to Rule 425 under the  Securities Act
(17 CFR 230.425)

     / / Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     / /  Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

     / /  Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  OTHER EVENTS.
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            On June 28, 2005,  Empire Resorts,  Inc.  issued a press release,  a copy  of  which  is  attached  hereto  as  Exhibit  99.1,  affirming  that it is continuing  its  efforts to  develop a casino for the Cayuga  Nation of New York following  a decision  by the  United  States  Court of  Appeals  for the Second
Circuit.

Item 9.01   FINANCIAL STATEMENTS AND EXHIBITS.
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       (c)  Exhibits.

            99.1    Press Release of Empire Resorts, Inc. dated June 28, 2005.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           EMPIRE RESORTS, INC.

Dated: June 29, 2005                       By: /s/ Ronald J. Radcliffe
                                               -------------------------
                                               Name:  Ronald J. Radcliffe
                                               Title: Chief Financial Officer